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THE GABELLI EQUITY TRUST INC.

SEMI-ANNUAL REPORT
JUNE 30, 2000

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Our cover icon represents the  underpinnings of Gabelli.  The Teton mountains in
Wyoming represent what we believe in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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ALABAMA  ALASKA  ARIZONA  ARKANSAS  CALIFORNIA  COLORADO  CONNECTICUT   DELAWARE
FLORIDA GEORGIA  HAWAII   IDAHO    ILLINOIS  INDIANA   IOWA   KANSAS    KENTUCKY
LOUISIANA   MAINE  MARYLAND   MASSACHUSETTS   MICHIGAN   MINNESOTA   MISSISSIPPI
MISSOURI   MONTANA   NEBRASKA  NEVADA   NEW HAMPSHIRE    NEW JERSEY   NEW MEXICO
NEW YORK    N. CAROLINA    N. DAKOTA    OHIO   OKLAHOMA    OREGON   PENNSYLVANIA
RHODE ISLAND   S.CAROLINA  S. DAKOTA   TENNESSEE  TEXAS UTAH   VERMONT  VIRGINIA
WEST VIRGINIA   WASHINGTON   WISCONSIN   WYOMING

      INVESTMENT OBJECTIVE:

      The   Gabelli   Equity   Trust   Inc.   is  a   closed-end,
      non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      At the end of the first quarter of 2000, long-dormant value stocks were finally attracting attention. The sharp technology stock correction, which began in the second week of March, revived the antiquated notion that the severely depressed stocks of high quality companies in out-of-favor industry groups might be an attractive alternative to the richly priced technology stocks. This all-but-forgotten concept gained credence as the previous drivers of the Nasdaq continued to plummet in April. However, investors quickly lost interest in the merits of value investing when technology stocks began rebounding in late May. By the end of the second quarter, all eyes were once again focused on technology stocks, leaving the rest of the market adrift. The Dow Jones Industrial Average ("DJIA") and Standard & Poor's 500 Index materially outperformed the Nasdaq Composite Index during the second quarter, but momentum had clearly shifted back to technology stocks at its close.

                                             [Photo of Mario J. Gabelli omitted]
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      While public market  speculators  remain  ambivalent  about  fundamentally inexpensive, high quality companies in more prosaic businesses, the true connoisseurs of value--corporate acquirers and leveraged buy out groups--are aggressively taking advantage of all the attractive merchandise in the market's discount bin. And, of course, value investors like us call this "our space".

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2000, The Gabelli Equity Trust's (the "Equity Trust") net asset value ("NAV") slipped 2.72% after adjusting for the $0.27 per share distribution paid on June 26, 2000. The Standard & Poor's ("S&P") 500, Value Line Composite and Russell 2000 Indices declined 2.66%, 0.41% and 3.78%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance.

      The Equity Trust was up 11.74% over the trailing twelve-month period after adjusting for the $1.17 per share in distributions and the $0.75 per share spin-off of The Gabelli Utility Trust. The S&P 500, Value Line Composite and Russell 2000 Indices rose 7.24%, 1.47% and 14.32%, respectively, over the same twelve-month period.

      For the ten-year period ended June 30, 2000, the Equity Trust's total return averaged 13.90% annually, including adjustments of $14.09 share in distributions, versus average annual returns of 17.79%, 14.04% and 13.57% for the S&P 500, Value Line Composite and Russell 2000 Indices, respectively. Since inception on March 3, 1986



------------------------------------------------------------------------------------------
                     AVERAGE ANNUAL RETURNS - JUNE 30, 2000
                     --------------------------------------
                                                    NAV Average        Average Annual
                                                    Annual Return    Investment Return (A)
                                                    -------------    -----------------
   1 Year ..........................................   11.74%              14.69%
   5 Year ..........................................   16.90%              16.94%
   10 Year .........................................   13.90%              14.21%
   Life of Fund (SINCE AUGUST 21, 1986) ............   14.51%              14.03%
   (A) BASED ON INITIAL OFFERING PRICE OF $10.00
------------------------------------------------------------------------------------------

through June 30, 2000, the Equity Trust had a cumulative total return of 554.95%, including adjustments of $17.82 per share in distributions, which equates to an average annual total return of 14.51%.

      The Equity Trust's common shares ended the second quarter at $12.1875 per share on the New York Stock Exchange, a rise of 0.52% for the second quarter. The Equity Trust's common shares rose 14.69% over the trailing twelve-month period after adjusting for all distributions.

COMMENTARY

"WHAT, ME WORRY?"

      The labor market remains tight and the threat of wage-driven inflation is quite real. Despite six Federal Reserve interest rate hikes over the last eighteen months, the economy is still growing at a pace that troubles the monetary authorities. This is also an election year. While the campaign has been a relatively quiet one, the rhetoric is sure to heat up as we approach November. Political posturing on economic issues, principally how to re-allocate the growing budget surplus, may rattle the financial markets. Finally, while there are large pockets of attractive fundamental values in the equity markets, the overall market, as measured by the S&P 500 Index, is still rather richly priced relative to historic norms.

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[Pyramid text as follows:]
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

      Of concern to us is the soaring trade deficit. Thus far, the world has been happy to finance this deficit by buying U.S. stocks and bonds. This has worked out well for all concerned. However, if we see inflation continue to trend higher and if the U.S. financial markets sputter, international investors may seek opportunities elsewhere. Reduced global demand for U.S. financial assets may have a greater impact on stocks and bonds than the aforementioned economic, political, and market issues. If international demand dries up, the favorable supply/demand dynamics the U.S. financial markets have enjoyed over the last decade may be disrupted. In addition, the Federal Reserve may have to pump up interest rates even further, and at the wrong time, to defend the dollar.

      That is the dark side. The bright side is that we are finally seeing evidence of economic deceleration. Housing starts and home sales are down substantially, and with the exception of oil, commodity prices have stabilized. The most recently released employment numbers were relatively benign and there are indications that consumer confidence has been dented. For the time being, the Federal Reserve has spared us an additional rate hike. We just may be returning to a "Goldilocks" economy--not too hot, not too cool, but just right--that will help propel stocks higher. We have labeled this rosy economic scenario "Soft Landing Part II". Ideally, we will see a much broader market advance in which companies in a wider range of industries participate.

A TUG OF WAR

      For brief periods during the second quarter, market activity looked like a tug-of-war between technology and value stocks. When the tech-heavy Nasdaq Composite was down, the value-oriented Dow Jones was up, and vice-versa. This raises the question of whether tech stocks must fall before stocks from value sectors may rise, and if so, what economic and market phenomena may cause such a reversal in fortune.

      Let's examine the economic hypothesis being used to glorify technology stocks and relegate value stocks to investment purgatory. The Nasdaq Composite and DJIA began to diverge at the end of the second quarter of 1999, when it became clear the Federal Reserve was determined to raise short-term interest rates until the economy slowed. Technology company earnings were thought to be largely immune to higher interest rates and a slower economy--an argument that had validity due to strong secular growth trends in many tech sectors. Earnings for economically sensitive companies would trend lower as the economy decelerated--also a reasonable assumption. Despite the Federal Reserve's best efforts, the economy continued to barrel along and we saw solid earnings gains across the industry group spectrum. Tech stocks were grandly rewarded for meeting or exceeding earnings estimates, but better than expected earnings for companies in other industries were largely ignored. At the close of this reporting period, the Nasdaq Composite had a trailing price/earnings ("P/E") multiple of 128.1, while the Dow Jones Industrials had a trailing P/E of 21.8.

      P/Es are a function of earnings growth rates and interest rates. A company growing earnings at 30% per year deserves a higher P/E than a company growing earnings at 10% annually. However, P/Es are also a reflection of investor sentiment. Presently, quality tech stocks are priced as if nothing can go wrong and quality companies in other industries are priced as if nothing can go right. This challenges economic reality.

      Wall Street analysts are paid to look forward, but their forecasts are generally strongly biased by the past. Over the last several years, leading technology companies' earnings have beaten consensus projections. Analysts have responded by raising the earnings bar, at least in part to justify soaring valuations. If the economy slows, technology spending may moderate as well, and tech companies' earnings may fall short of what we believe are overly optimistic forecasts. High valuations leave little room for even modest earnings disappointments. Just ask the folks at Qualcomm and Lucent Technologies.

      As for the rest of the market, if the economy is slowing, earnings for economically sensitive companies may have peaked, albeit a year later than many anticipated. Cyclical stocks have received little tribute for better than expected earnings. In fact, we believe that significantly lower earnings are already baked into valuations. So, any pleasant surprises should generate enthusiasm. Other industry groups such as food and drug stocks suffered more from investor indifference than any present or potential earnings dislocations. Media stocks, which stalled in 2000 after exceptionally strong performance in 1998-99, may recapture stock market interest as consolidation in the industry accelerates. In the last year we have seen AOL combine with Time Warner, Viacom acquire CBS, and the recently announced Vivendi/Canal Plus/Seagram merger. We think there are many more deals, big and small, on the horizon as content and distribution are linked to improve media companies' competitive positions on the world stage. Telecommunications stocks have also taken a well-deserved rest this year. However, the three forces driving the industry--technology, deregulation, and consolidation--remain firmly in place.

      We are investment realists. Technology is the pre-eminent growth industry in the world and over the long term discriminating tech investors should receive generous rewards. However, the current diet of nothing but super rich technology stocks is dangerous. The addition of some high protein, low calorie items from some other investment food groups will help promote healthier long-term results.

DEALS...DEALS...AND MORE DEALS

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of our Equity Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

-------------------------------------------------------------------------------------------------------------
                                                  2000 COMPLETED DEALS

                                          NUMBER      AVERAGE COST    CLOSING
   FUND HOLDING                        OF SHARES (a)  PER SHARE (b)   PRICE (c)  CLOSING DATE    % RETURN (d)
   ------------                        -------------  -------------   -------    ------------    --------

   FIRST QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   Associated Group Inc., Cl. A           133,000        $2.67         $87.88       01/17/00     3,191.39%
   Associated Group Inc., Cl. B           133,000         2.67          88.06       01/17/00     3,198.13%
   Aliant Inc.                             16,670         9.77          19.02       01/28/00        94.68%
   Imasco Ltd.                            100,000        26.48          28.70       02/02/00         8.38%
   Pittway Corp.                          370,000        34.23          45.50       02/04/00        32.92%
   Public Service Co. of North Carolina     6,000        28.99          33.00       02/16/00        13.83%
   Foremost Corp. of America               25,000        27.89          29.25       03/07/00         4.88%
   New England Electric System             25,000        48.28          54.19       03/23/00        12.24%
   Ascent Entertainment Group Inc.        105,768         9.07          15.25       03/28/00        68.14%

   SECOND QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   TNP Enterprises Inc.                     5,000        38.28          43.94       04/07/00        14.79%
   Atlantic Richfield Co.                  70,000        53.59          77.00       04/17/00        43.68%
   General Cigar Holdings Inc.            180,000        10.93          15.25       05/08/00        39.52%
   General Cigar Holdings Inc., Cl. B     105,000         6.22          15.25       05/08/00       145.18%
   Celestial Seasonings Inc.               58,500        17.25          38.50       05/30/00       123.19%
   Mirage Resorts Inc.                    100,000         5.32          20.94       05/31/00       293.61%
   Todd A-O Corp., Cl. A                   65,000         2.73          26.19       06/12/00       859.34%
   Hussmann International Inc.            379,000        17.94          29.00       06/13/00        61.65%
   Wynn's International Inc.               60,000        11.24          22.88       07/21/00       103.56%

   SECOND QUARTER 2000 FINANCIAL ENGINEERING
   -----------------------------------------
   General Motors Corp.                    52,058        30.33          86.94       05/19/00       186.65%
-------------------------------------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

NOTE:  SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.
--------------------------------------------------------------------------------

INTERNATIONAL OUTLOOK

      A portion of the Equity Trust's portfolio continues to be managed by Caesar Bryan. Caesar is the portfolio manager of the Gabelli International Growth Fund and the co-portfolio manager of the Gabelli Global Opportunity Fund. Caesar's thoughts on international markets and global economies are provided below:

      As the old cliche goes, a week is a long time in politics. The same can probably be said for investing. Three months ago, when we wrote our comments about the first quarter, markets were fearful that economic growth was too strong and interest rates would be raised significantly in order to prevent a dangerous rise in the rate of inflation.

      Both the Federal Reserve Board (the "Fed") and the European Central Bank did raise short-term interest rates, but with minimal disruption to the U.S. and European bond markets. Indeed, between the end of March and the end of June, the U.S. ten-year government bond yield was unchanged and the German ten-year government bond yield rose by four basis points to 5.26%. Incidentally, Japanese bond yields were little changed.

      Just as investors' fears about growth being too strong deepened, the market received data suggesting that the economy is slowing. Now many believe that the Fed will not need to raise interest rates further. Obviously, we have no idea whether the Fed will raise rates, let alone when and by how much. Maybe the next move will be down. However, the action of the last few months provides further support for a few investment truths.

      First, market psychology can shift on a dime, yet as long-term investors, we cannot be over-influenced by short-term mood swings. Second, the consensus can sometimes be wrong. Third, markets will find a way to correct excesses most often at an inconvenient moment.

      At the start of the quarter, we began to add to sectors that have solid growth prospects but which the market had largely ignored. These included financials, pharmaceuticals and some consumer stocks.

      These sectors play into a number of themes to which we remain committed. Part and parcel of the restructuring that Europe is currently undergoing is a requirement for individuals to plan for their own retirement, as opposed to relying on the State. The prime beneficiary of this trend should be large financial services companies such as Skandia and Allianz.

      We added to our pharmaceutical holdings as their valuations became more attractive on an absolute and relative basis. This sector has excellent growth prospects and the companies generate large amounts of free cash flow. There is also the potential for further industry restructuring. The merger of Glaxo Wellcome and SmithKline Beecham is likely to close in the current quarter. Other companies such as Roche, Novartis and AstraZeneca are dismantling their life sciences concept in favor of becoming pure pharmaceutical plays. These moves should attract a higher multiple.

      There are fundamental issues for many consumer companies, such as pricing power and volume growth. However, these concerns do not apply to all consumer stocks and, when they do, management is tackling the problem. Many luxury goods companies still offer growth at an attractive valuation. Portfolio holdings in this sector include Richemont, Christian Dior and Swatch. Other consumer stocks such as Diageo and Altadis are restructuring in order to become better, more focused competitors. Many of these companies possess strong brands with high market shares, solid margins and excellent free cash flow generating abilities.

INVESTMENT SCOREBOARD

      This quarter, Wynn's International was boosted by a sizeable takeover premium. Wynn's International began the quarter at $13.81, and on June 13, Parker Hannifin announced that it would purchase all of Wynn's outstanding shares at a price of $23.00 per share. A deal that closed during the quarter was also particularly beneficial to Trust performance. On June 13, we tendered all shares of Hussman International in a deal with Ingersoll Rand that valued our Hussman shares at $29.00 per share, an 82% premium to our average purchase price.

      Additionally, this quarter's Top Twenty list is distinguished by two other portfolio companies--Central Newspapers and Bestfoods--that received attractive bids from corporate acquirers. Harcourt General hired investment bankers to investigate restructuring options, including the sale of the company. While nothing has been announced, the stock appreciated more than 50%. Deals continue to be the value investor's best friend.

      Other holdings, including Amgen, Carter-Wallace, and Pfizer also performed well. Food stocks, which we highlighted as appetizing values in our first quarter report, nourished returns, with stocks such as Tootsie Roll, Quaker Oats, Pepsi Bottling Group, PepsiCo, Keebler Foods and H.J. Heinz posting double-digit gains. Aerospace component manufacturers SPS Technologies and Precision Castparts were bolstered by recognition that earnings growth prospects were improving with rising defense spending and a recovery in commercial aircraft backlog.

      Among our biggest winners in quarters past, wired and wireless telecommunications stocks were the subject of profit taking this quarter. Almost all of our telecommunications holdings declined, with Latin American operators getting hit particularly hard. Cable television stocks (Cablevision and Comcast), cable network holdings (Liberty Media Group), small group broadcasters (Gray Communications), publishers (Media General and McGraw-Hill) and media giant Time Warner also weakened.

      After a long run of superior performance, stocks in the telecommunications and media sectors had become somewhat extended and were due for a breather. We believe they are still long term bargains and expect both earnings growth trends and ongoing consolidation to help them regain momentum. Going forward, quality distribution (wired and wireless telecommunications systems and cable television and broadcast networks) and information and entertainment content (publishers and film and television production companies) will be among the world's most prized assets.

THE NEXT BIG MEDIA DEAL

      The partnering of Viacom/CBS, AOL/Time Warner, Vivendi/Canal Plus/Seagram, and Liberty Media Group/UnitedGlobalCom show that media industry mergers marrying content to distribution are accelerating. There are still plenty of attractive singles looking to partner up and the band is not ready for a break. The big multimedia wolves are there, with News Corp's Rupert Murdoch circling the dance hall, Viacom's Sumner Redstone and Mel Karmazin positioned by the punch bowl, and AOL/Time Warner's Steve Case and Gerald Levin and Liberty
Media's John Malone catching their breath by the bandstand. Look, there's Chris-Craft's Herb Siegel snapping his fingers and looking like he's finally ready to cut the rug with somebody. And off in the corner is NBC's Bob Wright wondering if GE's Jack Welch will set him free to pursue another liaison. USA Networks' Barry Diller is flirting with everyone while trying to decide on the appropriate partner. The whole place is a flutter with the rumor that AT&T's Michael Armstrong may be showing up later.

CHEMICAL DEPENDENCE

      Specialty chemicals companies are economically sensitive, but do not generally experience the pricing pressure that could wipe out the earnings of commodity chemical producers during economic downturns. That has not stopped investors from dumping these stocks, which we feel are now among the most attractive bargains in the stock market.

      Recently, we have been adding a few names to the portfolio and increasing our positions in existing specialty chemicals stock holdings. We believe earnings will be better than expected and that the severely wounded specialty chemicals stocks will attract a few predators. Lilly Industries, a specialty coatings manufacturer, has just received a premium bid from Valspar. Putting a comparable Private Market Value on portfolio holdings such as Ferro and H.B. Fuller indicates exceptional value. Dexter and Sybron Chemicals, two of our specialty chemicals holdings, are up for sale. So, we may soon have another test case of the real world economic value of specialty chemicals companies.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CABLEVISION SYSTEMS CORP. (CVC - $67.875 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market--New York. Cablevision is a leader in delivering cutting-edge technological innovation such as high-speed cable, to the home. Through its Rainbow Media Holdings subsidiary, which the company is in the process of spinning-off to shareholders, Cablevision manages recognized content offerings such as American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. Cablevision also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $66.0625 - NYSE), through its 80% ownership of BHC Communications (BHC - $152.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television (UTVI - $128.75 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On August 14, News Corp. (NWS - $54.50 - NYSE) announced that it would purchase Chris-Craft (along with BHC and United Television) in a deal worth $5.35 billion. According to the terms of the deal, CCN shareholders will receive a package of cash and securities having an "initial" stated value of $85 per share.

FLOWSERVE CORP. (FLS - $15.0625 - NYSE) manufactures engineered pumps, automated and manual valves, actuators and mechanical seals that provide a range of flow management services. During the next quarter, Flowserve is expected to complete the acquisition of Ingersoll-Dresser Pump from Ingersoll-Rand. The combined company will be the largest pump company serving the petroleum, chemical and power industries, and the second largest pump company overall. Of the estimated $2.2 billion of pro-forma revenues, approximately 35% will come from the petroleum industry, 20% chemical, 15% power, 7% water and 23% from the other general industrial markets.

LIBERTY MEDIA GROUP (LMG'A - $24.25 - NYSE) is engaged in businesses which provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

MEDIA GENERAL INC. (MEG'A - $48.5625 - AMEX) is a Richmond, Virginia-based communications company, publishing newspapers throughout the Southeast with daily circulation of around 770,000. The company is also buying 5 daily newspapers with 90,000 in total daily circulation, clustered in Alabama and South Carolina, from Thomson Corp. for $237 million. Media General also operates twenty-one television stations primarily located in Southeastern markets, including eight purchased from Spartan Communications on March 27, 2000 for $605 million. The company announced on July 13 that it will sell its Garden State Paper Co. to Enron Corp. (ENE - $64.50 - NYSE) for $72 million.

NAVISTAR INTERNATIONAL CORP. (NAV - $31.0625 - NYSE), with world headquarters in Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International[REGISTRATION MARK] brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International[REGISTRATION MARK] brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

SPRINT CORP. (FON - $51.00 - NYSE) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. FON faces risks from prospective new entrants in its long distance business, which may be offset by the "ION" high bandwidth network that the company is developing, and by other new services. Sprint PCS Group (PCS - $59.50 - NYSE) is the leading all digital personal communications service ("PCS") carrier in the U.S., with over 6 million customers and licenses covering over 230 million people. After failing to receive regulatory approval to complete its merger with MCI WorldCom, Sprint currently remains independent and represents an attractive acquisition target for a number of major global telecom providers.

SPS TECHNOLOGIES INC. (ST - $41.0625 - NYSE) is a multinational company engaged in the design, manufacture and marketing of fasteners, specialty metals, magnetic products, aerospace structures and precision tools. SPS sells directly to original equipment manufacturers and industrial, commercial and governmental users, and also sells through independent stocking distributors and dealers. The company is organized as seven business groups aggregated into three business segments: Precision Fasteners and Components, Specialty Materials and Alloys, and Magnetic Products. We believe earnings, after a lull, are set to rise due to inventory adjustments at customers Boeing and Airbus. The company is ready for accelerated growth. Skillfully guided by Charles Grigg, acquisitions will add substantially. Our estimates for the next few years are promising.

TELECOM  ITALIA SPA  (TIT.MI - $13.72 - MILAN STOCK  EXCHANGE;  TI - $137.5625 -
NYSE) is the principal provider of domestic and international telecommunications services in Italy. Telecom Italia is also the seventh largest fixed telecommunications operator in Europe, as well as the largest mobile operator in Europe, through its 60% held subsidiary, Telecom Italia Mobile. In addition, Telecom Italia also provides leased lines, data communications services, satellite communications services and the development and manufacture of telecommunications equipment and networks.

TELEPHONE & DATA SYSTEMS INC. (TDS - $100.25 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $63.00 -
AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless (VSTR - $116.30 - Nasdaq), TDS now owns 35.6 million shares of VSTR valued at over $5.0 billion.

TIME WARNER INC. (TWX - $76.00 - NYSE) is the global leader in media and entertainment, with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax, Time and People magazines. Under the terms of a definitive agreement approved by the boards of both companies, Time Warner and America Online (AOL - $52.875 - NYSE) have agreed to merge in an all-stock combination.

UNITED TELEVISION INC. (UTVI - $128.75 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $66.0625 - NYSE) television division. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $152.00 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. On August 14, News Corp. (NWS - $54.50 - NYSE) announced it would purchase United Television (along with Chris-Craft and BHC) in a deal worth $5.35 billion.

VIACOM INC. (VIA'A - $68.375 - NYSE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on the global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon). On May 3, Viacom closed the merger with CBS in a $49.6 billion transaction.

WHITMAN CORP. (WH - $12.375 - NYSE), through its principal operating company, Pepsi-Cola General Bottlers, manufactures, packages, sells and distributes carbonated and non-carbonated Pepsi-Cola beverages as well as a variety of other non-alcoholic beverages in the United States and Central Europe. Pepsi General serves a significant portion of a ten state region, primarily in the Midwest, with a population of approximately 35 million people. In addition, Pepsi General serves territories in Poland, Hungary, the Czech Republic and the Republic of Slovakia. Pepsi General's three largest brands in terms of volume are Pepsi-Cola, Diet Pepsi and Mountain Dew.

WYNN'S INTERNATIONAL INC. (WN - $22.6875 - NYSE), founded in 1939, is a worldwide supplier of automotive and industrial components and specialty chemical products. The Automotive and Industrial Components Division includes Wynn's-Precision Inc. and the Goshen Rubber Companies Inc. These two companies are leaders in sealing products and technology, serving more than 1,000 customers in 14 industrial markets around the world. Robert Skeels & Company is a regional wholesale distributor of builders' hardware products. The Specialty Chemicals Division is comprised of Wynn Oil Company and its subsidiaries, a worldwide manufacturer and marketer of specialty chemicals, equipment and related programs for automotive and industrial markets in over 100 countries. On June 13th, Parker Hannifin and Wynn's International entered into an agreement for Parker to acquire Wynn's for $23.00 per share cash. The merger closed on July 21, 2000.

SHAREHOLDER MEETING - MAY 15, 2000 - FINAL RESULTS

     The Annual Meeting of Shareholders was held on May 15, 2000 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common shareholders and preferred shareholders voting as a single class elected Anthony
J. Colavita, Karl Otto Pohl and Anthony R. Pustorino as Directors of the Equity Trust. A total of 100,567,720 votes, 100,461,072 votes and 100,690,590 votes were cast in favor of each Director and 1,057,481 votes, 1,164,130 votes and 934,611 votes were withheld for each Director, respectively. Preferred shareholders voting as a separate class elected James P. Conn as a Director of the Equity Trust. A total of 4,874,105 votes were cast in favor of this Director and 19,338 votes were withheld for this Director, respectively.

     Mario J. Gabelli, Thomas E. Bratter, Felix J. Christiana, Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza continue to serve in their capacities as Directors of the Equity Trust.

     Additionally, shareholders ratified the selection of PricewaterhouseCoopers LLP as the independent accountants of the Equity Trust for the fiscal year ending December 31, 2000. 100,729,455 votes were cast in favor of this proposal, 298,125 votes were cast against this proposal and 545,649 votes abstained.

     We thank you for you participation and appreciate your continued support.

COMMON STOCK 10% DISTRIBUTION POLICY

     The Equity Trust continues to maintain its 10% Distribution Policy whereby the Equity Trust pays out to common stock shareholders 10% of its average net assets each year. Pursuant to this policy, the Equity Trust distributed $0.27 per share on June 26, 2000. The next distribution is scheduled for September 2000.

7.25% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK - DIVIDENDS

     The Equity Trust's 7.25% Tax Advantaged Cumulative Preferred Stock paid a cash distribution on June 26, 2000 of $0.453125 per share. For the twelve-months ended June 30, 2000, Preferred Stock shareholders received distributions totaling $1.8125, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for September 2000.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      It has been a dull market for everything but technology stocks this quarter. After a breathtaking nosedive that temporarily frightened investors into more reasonably priced market sectors, technology stocks are once again soaring and attracting almost all of investors' attention and resources. The rest of the market remains earthbound.

      Value honey is attracting bees. The takeover of portfolio companies, announced plans for the potential sale of others, and investors' focus on other potential industry group targets helped propel the Fund to a modest outperformance of the market averages. We believe merger and acquisition activity will continue to provide a performance tailwind for the portfolio even in what may continue to be a lackluster market.

                                          Sincerely,

                                          /S/ SIGNATURE

                                          MARIO J. GABELLI, CFA
                                          President and Chief Investment Officer

August 14, 2000


------------------------------------------------------------
                      TOP TEN HOLDINGS
                        JUNE 30, 2000
                        -------------

Viacom Inc.                          United Television Inc.
Chris-Craft Industries Inc.          Telecom Italia SpA
Telephone & Data Systems Inc.        Time Warner Inc.
Liberty Media Group                  Media General Inc.
Cablevision Systems Corp.            Sprint Corp.
------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                           QUARTER ENDED JUNE 30, 2000
                                   (UNAUDITED)


                                                                    OWNERSHIP AT
                                                                       JUNE 30,
                                                          SHARES        2000
                                                         --------    -----------

NET PURCHASES
COMMON STOCKS
Advantica Restaurant Group Inc. ......................     10,000      40,108
Aegon NV .............................................     26,000      26,000
Altadis SA ...........................................     70,000      70,000
American Express Co. (a) .............................    125,000     195,000
Amphenol Corp., Cl. A (b) ............................     36,000     160,000
AT&T Corp. ...........................................    188,500     338,500
AT&T Wireless Group ..................................     10,000      10,000
Bank One Corp. .......................................     15,000     110,000
Bestfoods Inc. .......................................    160,000     210,000
BP Amoco plc, ADR (c) ................................    114,800     248,800
Bristol-Myers Squibb Co. .............................     10,000      10,000
BroadWing Inc. .......................................     15,000      22,000
Cheung Kong (Holdings) Ltd. ..........................     50,000      50,000
Computer Associates International Inc. ...............     10,000      10,000
Cooper Industries Inc. ...............................     12,000      22,000
Credit Suisse Group ..................................      5,000       5,000
DDI Corp. ............................................          5          30
Department 56 Inc. ...................................     30,000      40,000
Dexter Corp. .........................................      4,000      50,000
Diageo plc, ADR ......................................     61,000     105,000
Donaldson Co. Inc. ...................................      3,000     255,000
Dynatech Corp. .......................................     23,340      83,340
Energizer Holdings Inc. (d) ..........................    250,001     250,001
EnergyNorth Inc. .....................................     10,000      10,000
First Union Corp. ....................................      5,000     110,000
Fortune Brands Inc. ..................................      5,000     125,000
Fuller (H.B.) Co. ....................................      7,000      10,000
General Motors Corp., Cl. H ..........................     45,441      55,441
GenTek Inc. ..........................................      7,000     150,000
Genuity Inc. .........................................     25,000      25,000
Givaudan (e) .........................................        140         140
Hain Celestial Group Inc. (f) ........................     15,503      74,003
Harley Davidson Inc. (b) .............................     50,000     100,000
Heinz (H.J.) Co. .....................................     10,000      10,000
Hilton Hotels Corp. ..................................     50,000     700,000
Honeywell International Inc. .........................    100,000     100,000
IMS Health Inc. ......................................     20,000      70,000
Independent News & Media plc,
   Dublin, New Shares (g) ............................    323,000     323,000
ITT Industries Inc. ..................................     20,000     120,000
KDD Corp. ............................................      3,000       5,500
KPN NV (b) ...........................................     12,000      24,000
Liberty Livewire Corp. Cl. A (h) .....................     26,000      26,000
Liberty Media Group, Cl. A (b)(i) ....................    790,000   1,550,000
Life Technologies Inc. ...............................      5,000      40,294
Loral Space & Communications Ltd. ....................     50,000     150,000
Lufkin Industries Inc. ...............................      2,500      52,500
Mattel Inc. ..........................................     10,000      70,000
MCN Energy Group Inc. ................................     10,000      60,000
Molex Inc., Cl. A ....................................      1,500       3,000
Motorola Inc. (a) ....................................     16,000      24,000
National Presto Industries Inc. ......................      5,000      40,000
Navistar International Corp. .........................      5,000     450,000


                                                                    OWNERSHIP AT
                                                                       JUNE 30,
                                                          SHARES        2000
                                                         --------    -----------

Nextel Communications Inc., Cl. A (b) ................      9,000      18,000
Nikko Securities Co. Ltd. ............................     70,000     100,000
Nokia Corp., Cl. A, ADR (j) ..........................     16,500      22,000
Novartis AG, Registered (b) ..........................     54,000     108,000
NRJ Groupe ...........................................     50,375      50,375
Parmalat Finanziaria SpA .............................    650,000     650,000
PepsiAmericas Inc. ...................................    145,100     145,100
Philips Electronics NV (j) ...........................      9,000      12,000
Philips Electronics NV, ADR ..........................     30,000      40,000
Primark Corp. ........................................     50,000      50,000
Ralston Purina Group .................................     25,000     625,000
RAS SpA (k) ..........................................    100,000     100,000
ReliaStar Financial Corp. ............................     25,000      25,000
Republic Services Inc. ...............................     50,000      50,000
Rohm & Haas Co. ......................................     75,000     115,000
Rohm Co. Ltd. ........................................      2,400       2,400
Seagram Co. ..........................................     75,000     195,000
Shared Medical Systems Corp. .........................    140,000     140,000
Skandia Forsakrings AB (b) ...........................     59,000     118,000
Societe Generale, Cl. A ..............................     15,000      15,000
Sony Corp. (b) .......................................      8,000      16,000
Sony Corp., ADR (b) ..................................     16,000      32,000
Swiss Re .............................................        510         510
Tele Norte Leste Participacoes
   SA, ADR (l) .......................................     19,555     186,555
Thomas & Betts Corp. .................................     40,000      40,000
Thomas Nelson Inc. ...................................     10,000      80,000
TVGuide Inc., Cl. A ..................................     25,000      25,000
UCAR International Inc. ..............................     20,000     150,000
Unilever NV, NY Shares ...............................     15,000      15,000
United Television Inc. ...............................      1,000     245,009
UnitedGlobalCom Inc., Cl. A ..........................     13,000      27,000
Visteon Corp. (m) ....................................      1,571       1,571
Waddell & Reed Financial Inc., Cl. A (n) .............     10,000      45,000
Waste Management Inc. ................................     50,000     250,000
Wesley Jessen VisionCare Inc. ........................     70,000      70,000


                                                        PRINCIPAL
                                                          AMOUNT
                                                        ---------
CORPORATE BONDS
Standard Motor Products Inc. Sub. Deb. Cv.
   6.75%, 07/15/09 .......................               $100,000  $1,500,000




                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                           QUARTER ENDED JUNE 30, 2000
                                   (UNAUDITED)

                                                                    OWNERSHIP AT
                                                                       JUNE 30,
                                                          SHARES        2000
                                                         --------    -----------

NET SALES
COMMON STOCKS
Albertson's Inc. .....................................    (65,000)    195,000
Alcatel Alsthom SA, ADR ..............................    (10,000)         --
American Home Products Inc. ..........................     (7,000)     40,000
Archer-Daniels-Midland Co. ...........................    (25,000)    700,000
Arnoldo Mondadori Editore SpA ........................    (30,300)     39,700
Atlantic Richfield Co. (c) ...........................    (70,000)         --
Avex Inc. ............................................     (4,400)         20
BCE Inc. .............................................   (160,000)    240,000
Clorox Co. ...........................................    (14,000)         --
Cordant Technologies Inc. ............................   (250,000)         --
Crane Co. ............................................    (10,000)    135,000
Cresco Ltd. ..........................................    (10,800)         --
Dana Corp. ...........................................     (5,000)    295,000
Disney (Walt) Co. ....................................     (5,000)    145,000
Dow Jones & Co. Inc. .................................     (5,000)     13,000
Fairchild Corp., Cl. A ...............................    (10,000)    115,000
General Cigar Holdings Inc. ..........................   (180,000)         --
General Cigar Holdings Inc., Cl. B ...................   (105,000)         --
General Mills Inc. ...................................     (5,000)    160,000
General Motors Corp. .................................    (52,058)    157,942
Gillette Co. .........................................     (5,000)     65,000
Grupo Televisa SA, GDR ...............................     (2,000)    150,000
Hussman International Inc. ...........................   (247,500)         --
John Hancock Financial Services Inc. .................   (170,000)     20,000
MediaOne Group Inc. ..................................   (230,000)         --
Mirage Resorts Inc. ..................................   (230,000)         --
Net One Systems Co. Ltd. .............................        (15)         --
NetCom ASA ...........................................     (5,000)         --
Northrop Grumman Corp. ...............................    (10,000)     82,000
NRJ SA ...............................................     (3,250)         --
NTL Inc. .............................................     (3,000)     12,625
NTT Mobile Communication Network Inc. ................        (32)         --
Pennzoil-Quaker State Co. ............................     (5,000)     80,000
PepsiCo Inc. .........................................    (65,000)    355,000
Quaker Oats Co. ......................................     (5,000)     95,000
Rogers Communications Inc., Cl. B ....................    (20,000)      9,655
Rogers Communications Inc., Cl. B, ADR                    (30,000)    120,345
SBC Communications Inc. ..............................    (24,995)    140,000
Sterling Software Inc. ...............................    (15,000)         --
Square Co. Ltd. ......................................    (10,500)         --



                                                                    OWNERSHIP AT
                                                                       JUNE 30,
                                                          SHARES        2000
                                                         --------    -----------
STMicroelectronics NV (a) ............................     (5,000)          --
Sumisho Computer Systems Corp. .......................    (11,000)          --
Telecom Italia Mobile SpA ............................   (190,000)   1,200,000
Telecom Italia SpA, ADR ..............................     (1,000)     124,000
Telefonica SA ........................................    (32,205)      26,914
TeleWest Communications plc ..........................    (99,182)     118,999
Time Warner Inc. .....................................     (5,000)     285,000
Times Mirror Co., Cl. A ..............................    (20,000)          --
TNP Enterprises Inc. .................................     (5,000)          --
Todd-AO Corp., Cl. A (h)(i) ..........................    (65,000)          --
Tokyo Broadcasting System Inc. .......................    (54,000)          --
Travelers Property Casualty Corp., Cl. A .............   (600,000)          --
Tribune Co. ..........................................     (4,000)      30,000
Tyco International Ltd. ..............................    (13,000)     187,000
U.S. Foodservice .....................................   (700,000)          --
Viacom Inc., Cl. A ...................................     (4,000)     925,000
VoiceStream Wireless Corp. (o) .......................       (545)         455
                                                                      --------

(a) 3 for 1 stock split
(b) 2 for 1 stock split
(c) Merger - 1.64 shares of BP Amoco plc, ADR for every 1 share of Atlantic Richfield Co.
(d) Spinoff - 1 share of Energizer Holdings Inc. for every 3 shares of Ralston Purina Group
(e) Spinoff - 1 share of Givaudan for every 1 share of Roche Holding AG
(f) Merger - 1.265 shares of Hain Celestial Seasonings Inc. for every 1 share of Celestial Seasonings Inc.
(g) Spinoff - 1 share of Independent News & Media plc, Dublin, New Shares for every 1 share of Independent News & Media plc, Dublin
(h) Spinoff - 2 shares of Liberty Livewire Corp., Cl. A, for every 5 shares of Todd-AO Corp., Cl. A
(i) Merger - 1 share of Liberty Media Group, Cl. A for every 2 shares of Todd-AO Corp., Cl. A
(j) 4 for 1 stock split
(k) 20% stock dividend
(l) 11.7093% stock dividend
(m) Spinoff - 0.13093  shares of Visteon  Corp.  for every 1 share of Ford Motor
    Co.
(n) 3 for 2 stock split
(o) Merger - 0.455 shares of VoiceStream Wireless Corp. for every 1 share of Aerial Communications Inc.

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 2000 (UNAUDITED)


                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                             ------        -------
             COMMON STOCKS -- 94.3%
             ENTERTAINMENT -- 11.6%
        20   Avex Inc. .........................   $      3,628   $      2,074
   160,000   Canal Plus, ADR+ ..................      1,355,000      5,910,999
   145,000   Disney (Walt) Co. (c) .............      2,826,757      5,627,812
   100,000   EMI Group plc, ADR ................      1,189,467      1,856,030
    25,000   Fox Entertainment Group Inc.               556,125        759,375
    75,000   GC Companies Inc.+ ................      1,902,049      1,678,125
    26,000   Liberty Livewire Corp.,
               Cl. A+ ..........................        100,868      1,826,500
 1,550,000   Liberty Media Group,
               Cl. A+ (d) ......................      5,490,808     37,587,500
   145,000   Publishing &
               Broadcasting Ltd. ...............        802,475      1,114,317
   195,000   Seagram Co. .......................      8,089,400     11,310,000
   285,000   Time Warner Inc. ..................      8,740,875     21,660,000
    25,000   TV Guide Inc., Cl. A+ .............        669,872        856,250
   600,000   USA Networks Inc.+ ................      5,774,817     12,975,000
   925,000   Viacom Inc., Cl. A+ ...............     10,676,111     63,246,875
                                                   ------------   ------------
                                                     48,178,252    166,410,857
                                                   ------------   ------------

             TELECOMMUNICATIONS -- 10.6%
     8,132   Aliant Inc.+ ......................         72,479        198,630
     7,500   Allegiance Telecom Inc.+ ..........         74,063        480,000
    60,000   ALLTEL Corp. ......................        934,096      3,716,250
     4,000   AT&T Canada Inc., Cl. B+ ..........        126,625        132,750
   338,500   AT&T Corp. ........................      8,982,425     10,705,063
   240,000   BCE Inc. ..........................      6,877,682      5,715,000
    30,000   Bell Atlantic Corp. ...............      1,810,410      1,524,375
    22,000   BroadWing Inc.+ ...................        480,335        570,625
    50,000   Cable & Wireless
               HKT Ltd., ADR ...................        907,298      1,075,000
 2,893,090   Cable & Wireless
               Jamaica Ltd. ....................        101,642        172,619
    95,000   Cable & Wireless plc ..............      1,170,181      1,608,501
   145,000   Cable & Wireless plc, ADR .........      3,983,335      7,259,063
    60,000   CenturyTel Inc. ...................        430,644      1,725,000
    25,000   Citizens Communications Co.                386,313        431,250
   255,466   Commonwealth Telephone
               Enterprises Inc.+ ...............      4,424,217     12,022,869
    20,000   Commonwealth Telephone
               Enterprises Inc., Cl. B+ ........        128,902        950,000
    35,000   Compania de
               Telecomunicaciones de
               Chile SA, ADR ...................        592,324        634,375
        30   DDI Corp. .........................        394,504        288,421
   167,000   Embratel Participacoes
             SA, ADR+ ..........................      3,517,106      3,945,375
   260,000   GTE Corp. (c) .....................     11,000,861     16,185,000


                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                             ------        -------
    21,600   HPY Holding - HTF
               Holding Oyj Abp, Cl. A ..........   $  1,175,397   $    989,884
        32   Japan Telecom Co. Ltd. ............        498,306      1,387,436
     5,500   KDD Corp. .........................        667,638        554,692
    24,000   KPN NV ............................        636,745      1,073,521
   160,000   RCN Corp.+ ........................      1,135,975      4,060,000
     9,655   Rogers Communications
               Inc., Cl. B+ ....................        137,424        273,667
   120,345   Rogers Communications
               Inc., Cl. B, ADR+ ...............      1,703,035      3,429,833
   140,000   SBC Communications Inc. ...........      4,926,410      6,055,000
   330,000   Sprint Corp.+ .....................      8,411,018     16,830,000
    33,400   Tele Centro Sul
               Participacoes SA, ADR ...........      1,940,826      2,440,288
   186,555   Tele Norte Leste
             Participacoes SA, ADR .............      2,554,394      4,407,351
     8,000   Telecom Argentina Stet
               France Telecom SA, ADR ..........        164,771        220,000
   400,040   Telecom Italia SpA ................        851,138      5,488,450
   124,000   Telecom Italia SpA, ADR ...........      2,599,287     17,057,750
   167,000   Telecomunicacoes de Sao
             Paulo SA (Telesp), ADR ..........        6,264,042      3,089,500
     8,000   Telefonica de Argentina
               SA, Cl. B, ADR ..................        202,420        254,000
    26,914   Telefonica SA .....................        400,504        578,163
   144,000   Telefonica SA, ADR ................      1,658,394      9,225,000
    36,000   Telefonos de Mexico
               SA, Cl. L, ADR ..................        639,025      2,056,500
    12,750   TELUS Corp. .......................        222,542        340,287
    52,500   TELUS Corp., ADR ..................        950,397      1,401,182
     4,250   TELUS Corp., Non-Voting ...........         74,181        113,285
    27,500   TELUS Corp.,
               Non-Voting, ADR .................        557,547        733,024
                                                   ------------   ------------
                                                     84,766,858    151,398,979
                                                   ------------   ------------
             BROADCASTING -- 8.5%
    50,000   Ackerley Group Inc. ...............        544,975        587,500
    17,700   Audiofina .........................        775,136      2,281,374
   336,192   Chris-Craft Industries Inc.+ ......      4,285,059     22,209,684
   592,897   Chris-Craft Industries Inc.,
               Cl. B+ (a) ......................      8,836,236     39,168,258
    16,666   Corus Entertainment Inc.,
               Cl. B+ ..........................         62,036        444,802
   200,000   Granada Group plc .................      1,567,534      1,997,292
    37,500   Gray Communications
               Systems Inc. ....................        493,649        367,969
   150,000   Grupo Televisa SA, GDR+ ...........      3,280,629     10,340,625
   200,000   Liberty Corp. .....................      8,528,905      8,400,000
     4,000   Nippon Broadcasting
               System Inc. .....................        161,709        246,194


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                             ------        -------
             COMMON STOCKS (CONTINUED)
             BROADCASTING (CONTINUED)
    50,375   NRJ Groupe+ .......................    $   483,579   $  2,452,871
   120,000   Paxson Communications
               Corp., Cl. A+ ...................      1,206,801      1,020,000
   100,000   Television Broadcasting Ltd. ......        396,239        667,051
   245,009   United Television Inc. ............     24,632,336     31,544,909
                                                    -----------   ------------
                                                     55,254,823    121,728,529
                                                    -----------   ------------
             FINANCIAL SERVICES -- 6.7%
    26,000   Aegon NV ..........................        931,905        925,172
     4,100   Allianz AG ........................      1,413,422      1,487,500
   110,000   Allstate Corp. ....................      3,185,026      2,447,500
   195,000   American Express Co. (c) ..........      7,575,863     10,164,375
    30,000   Argonaut Group Inc. ...............        855,370        513,750
    90,000   Banco Santander Central
               Hispano SA, ADR .................        322,130        933,750
    84,000   Bank of Ireland ...................        427,242        527,308
    56,000   Bank of Scotland ..................        350,184        532,551
   110,000   Bank One Corp. ....................      3,953,840      2,921,875
   300,000   Bankgesellschaft Berlin AG ........      6,004,015      4,410,943
       260   Berkshire Hathaway Inc.,
               Cl. A+ ..........................        824,299     13,988,000
   100,000   Block (H&R) Inc. ..................      3,514,145      3,237,500
    50,000   Commerzbank AG, ADR ...............      1,189,067      1,762,500
     5,000   Credit Suisse Group ...............        999,927        994,575
   150,000   Deutsche Bank AG, ADR .............      6,224,445     12,375,000
    30,000   Dun & Bradstreet Corp. ............        877,625        858,750
   110,000   First Union Corp. .................      3,653,174      2,729,375
    25,000   Hibernia Corp., Cl. A .............        198,750        271,875
    20,000   Invik & Co. AB, Cl. B .............        936,800      2,072,797
    90,000   Irish Life &
               Permanent plc, Dublin ...........        706,587        759,599
     4,000   Jafco Co. Ltd. ....................      1,305,171        652,246
    20,000   John Hancock Financial
               Services Inc.+ ..................        340,000        473,750
    25,000   Lehman Brothers
               Holdings Inc. ...................      1,401,503      2,364,062
    65,500   Leucadia National Corp. ...........      2,100,438      1,494,219
    60,000   Mellon Financial Corp. ............      1,898,845      2,186,250
   110,000   Midland Co. .......................      1,199,131      2,695,000
    14,000   Morgan (J.P.) & Co. Inc. ..........      1,229,575      1,541,750
   100,000   Nikko Securities Co. Ltd. .........      1,088,253        989,679
    50,000   Prudential Corp. plc ..............        754,035        732,340
   100,000   RAS SpA ...........................      1,011,006      1,109,419
    25,000   ReliaStar Financial Corp. .........      1,274,688      1,310,937
    60,000   Riggs National Corp. ..............        552,538        757,500
   118,000   Skandia Forsakrings AB ............        358,218      3,117,587
    15,000   Societe Generale, Cl. A ...........        922,356        902,238
    40,000   State Street Corp. ................      1,417,370      4,242,500
    20,000   SunTrust Banks Inc. ...............        419,333        913,750


                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                             ------        -------

       510   Swiss Re ..........................    $   977,697   $  1,039,477
    40,000   T. Rowe Price Associates Inc. .....      1,341,250      1,700,000
    50,000   Unitrin Inc. ......................        817,863      1,468,750
    45,000   Waddell & Reed
               Financial Inc., Cl. A ...........        621,962      1,476,562
                                                    -----------   ------------
                                                     65,175,048     95,082,711
                                                    -----------   ------------

             EQUIPMENT AND SUPPLIES -- 6.2%
   100,000   AMETEK Inc. .......................      1,394,214      1,750,000
   160,000   Amphenol Corp., Cl. A+ ............      2,077,625     10,590,000
    10,000   Caterpillar Inc. ..................        136,559        338,750
    95,000   CIRCOR International Inc.+ ........        981,440        777,812
   107,000   CLARCOR Inc. ......................      1,347,205      2,126,625
   320,000   Deere & Co. (c) ...................      3,134,721     11,840,000
   255,000   Donaldson Co. Inc. ................      1,676,029      5,036,250
   105,000   Flowserve Corp. ...................      1,677,950      1,581,562
     6,500   Franklin Electric Co. .............        210,023        440,375
   105,000   Gerber Scientific Inc. ............      1,157,606      1,207,500
   298,000   IDEX Corp. ........................      1,935,965      9,405,625
    52,500   Lufkin Industries Inc. ............        945,849        833,437
     1,000   Manitowoc Co. Inc. ................         25,450         26,750
   300,000   Mark IV Industries Inc. ...........      4,548,214      6,262,500
   450,000   Navistar International Corp.+ .....      7,047,997     13,978,125
    20,000   PACCAR Inc. .......................        450,000        793,750
    84,500   Sequa Corp., Cl. A+ ...............      3,371,578      3,226,844
    75,000   Sequa Corp., Cl. B+ ...............      3,888,160      4,335,937
   170,000   SPS Technologies Inc.+ ............      2,963,443      6,980,625
    42,000   THK Co. Ltd. ......................      1,044,531      2,121,872
   150,000   UCAR International Inc.+ ..........      2,785,146      1,959,375
   250,000   Watts Industries Inc., Cl. A ......      3,331,739      3,156,250
   100,000   Weir Group plc (The) ..............        420,789        281,437
                                                    -----------   ------------
                                                     46,552,233     89,051,401
                                                    -----------   ------------
             WIRELESS COMMUNICATIONS -- 6.1%
    10,000   AT&T Wireless Group+ ..............        295,000        278,750
    18,000   Nextel Communications
               Inc., Cl. A+ ....................        252,848      1,101,375
    25,000   Rogers Cantel Mobile
               Communications
               Inc., Cl. B+ ....................        614,375        840,625
   220,000   Sprint Corp. (PCS Group)+ .........        287,077     13,090,000
    16,700   Tele Celular Sul
               Participacoes SA, ADR ...........        266,992        755,675
    55,666   Tele Centro Oeste Celular
               Participacoes SA, ADR ...........        166,868        667,992
     3,340   Tele Leste Celular
               Participacoes SA, ADR ...........         89,340        147,795
     8,350   Tele Nordeste Celular
               Participacoes SA, ADR ...........        123,227        578,238
     3,340   Tele Norte Celular
               Participacoes SA, ADR                     51,601        169,505


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)


                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                             ------        -------
             COMMON STOCKS (CONTINUED)
             WIRELESS COMMUNICATIONS (CONTINUED)
    33,400   Tele Sudeste Celular
               Participacoes SA, ADR ...........   $  1,057,699  $   1,018,700
 1,200,000   Telecom Italia Mobile SpA .........      1,113,354     12,293,356
     8,350   Telemig Celular
               Participacoes SA, ADR ...........        241,320        597,025
   450,000   Telephone & Data
               Systems Inc. ....................     11,087,191     45,112,500
    66,800   Telesp Celular
               Participacoes SA, ADR ...........      2,135,936      2,997,650
   723,888   Vodafone AirTouch plc .............      1,075,873      2,924,490
   100,000   Vodafone AirTouch plc, ADR ........        927,768      4,143,750
       455   VoiceStream Wireless Corp.+ .......          7,875         52,915
                                                    -----------   ------------
                                                     19,794,344     86,770,341
                                                    -----------   ------------
             FOOD AND BEVERAGE -- 5.5%
    40,108   Advantica Restaurant Group
               Inc.+ ...........................        283,546         38,855
   210,000   Bestfoods Inc. ....................     13,348,306     14,542,500
    18,000   Brau und Brunnen AG+ ..............      2,282,408        769,910
    15,000   Coca-Cola Co. .....................        682,313        861,563
    77,250   Corn Products International
               Inc. ............................      2,276,487      2,047,125
   105,000   Diageo plc, ADR ...................      3,776,989      3,734,063
   160,000   General Mills Inc. ................      4,592,082      6,120,000
    74,003   Hain Celestial Group Inc.+ ........      1,009,118      2,714,967
    10,000   Heinz (H.J.) Co. ..................        376,807        437,500
     4,000   Keebler Foods Co.+ ................        107,725        148,500
   130,000   Kellogg Co. .......................      3,855,806      3,867,500
    12,100   LVMH Moet Hennessy Louis
               Vuitton, ADR ....................        416,625      1,010,350
   650,000   Parmalat Finanziaria SpA ..........        746,557        906,057
   100,000   Pepsi Bottling Group Inc. .........      2,042,052      2,918,750
   145,100   PepsiAmericas Inc.+ ...............        512,453        435,300
   355,000   PepsiCo Inc. (c) ..................     10,927,793     15,775,313
    95,000   Quaker Oats Co. ...................      3,913,465      7,136,875
    60,000   Ralcorp Holdings Inc.+ ............        940,903        735,000
    95,894   Tootsie Roll Industries Inc. ......      1,501,005      3,356,290
    15,000   Unilever NV, New York .............        765,900        645,000
   411,000   Whitman Corp. .....................      5,476,166      5,086,125
    70,000   Wrigley (Wm.) Jr. Co. .............      3,173,614      5,613,125
                                                   ------------   ------------
                                                     63,008,120     78,900,668
                                                    -----------   ------------
             PUBLISHING -- 5.4%
    39,700   Arnoldo Mondadori
               Editore SpA .....................        561,894        896,419
     6,000   Central Newspapers Inc.,
               Cl. A ...........................        195,913        379,500
    13,000   Dow Jones & Co. Inc. ..............        643,160        952,250
    90,000   Harcourt General Inc. .............      3,486,351      4,893,750

                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                             ------        -------
   323,000   Independent News & Media
               plc, Dublin .....................   $    714,410   $  1,187,279
   323,000   Independent News & Media
               plc, Dublin, New Shares .........        714,411      1,187,279
    98,000   McGraw-Hill Companies Inc.               2,206,300      5,292,000
   400,000   Media General Inc., Cl. A .........      9,832,031     19,425,000
   128,000   Meredith Corp. ....................      2,123,657      4,320,000
   115,000   New York Times Co., Cl. A .........        790,115      4,542,500
   145,000   News Corp. Ltd. ...................        796,385      1,994,497
     5,000   News Corp. Ltd., ADR ..............         54,120        272,500
    65,000   Pearson plc .......................        863,266      2,065,381
   400,000   Penton Media Inc. .................      4,849,118     14,000,000
    30,000   PRIMEDIA Inc.+ ....................        374,206        682,500
    27,000   Pulitzer Inc. .....................      1,189,663      1,139,063
   160,000   Reader's Digest Association
               Inc., Cl. B .....................      4,110,972      5,850,000
    60,000   Schibsted ASA .....................      1,116,649      1,112,083
 1,500,000   Seat-Pagine Gialle SpA ............        321,923      5,198,612
   400,000   South China Morning
               Post Holdings ...................        273,726        310,436
    80,000   Thomas Nelson Inc. ................        976,075        685,000
    30,000   Tribune Co. .......................        942,062      1,050,000
                                                   ------------   ------------
                                                     37,136,407     77,436,049
                                                    -----------   ------------
             CONSUMER PRODUCTS -- 4.0%
    70,000   Altadis SA ........................      1,030,995      1,075,335
   540,000   Carter-Wallace Inc. ...............      7,872,957     10,867,500
    10,750   Christian Dior SA .................      1,514,055      2,437,595
    45,000   Church & Dwight Co. Inc. ..........        460,073        810,000
     1,100   Compagnie Financiere
               Richemont AG, Cl. A .............      1,550,184      2,963,496
    40,000   Department 56 Inc.+ ...............        509,433        440,000
   250,001   Energizer Holdings Inc.+ ..........      3,647,461      4,562,518
   125,000   Fortune Brands Inc. (e) ...........      3,458,979      2,882,812
   250,000   Gallaher Group plc, ADR ...........      4,342,521      5,359,375
    65,000   Gillette Co. ......................      2,180,149      2,270,937
       140   Givaudan+ .........................         41,223         42,609
   100,000   Harley Davidson Inc. ..............        251,225      3,850,000
     1,500   Matsushita Electric Industrial
               Co. Ltd., ADR ...................        178,325        385,500
    70,000   Mattel Inc. .......................      1,245,437        923,125
    25,000   Maytag Corp. ......................        768,336        921,875
    40,000   National Presto Industries Inc.          1,478,912      1,230,000
    10,500   Nintendo Co. Ltd. .................        849,921      1,832,886
    20,000   Philip Morris Companies Inc.               600,935        531,250
   625,000   Ralston Purina Group ..............      7,675,184     12,460,937
     1,500   Swatch Group AG                            892,765      1,907,010
    10,425   Syratech Corp.+                            333,704         82,097
                                                    -----------   ------------
                                                     40,882,774     57,836,857
                                                    -----------   ------------


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                             ------        -------
             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES -- 4.0%
    73,400   AGL Resources Inc. ................   $  1,322,958   $  1,169,812
    34,000   Apache Corp. ......................        844,013      1,999,625
   120,000   BP Amoco plc ......................        725,215      1,151,166
   248,800   BP Amoco plc, ADR .................      5,313,984     14,072,750
   110,000   Burlington Resources Inc. .........      4,698,198      4,207,500
   100,000   Columbia Energy Group .............      6,262,712      6,562,500
   100,000   Conoco Inc., Cl. A ................      2,233,409      2,200,000
   150,000   Eastern Enterprises ...............      7,662,833      9,450,000
   400,000   El Paso Electric Co.+ .............      3,236,625      4,475,000
    20,000   Energy East Corp. .................        429,788        381,250
    10,000   EnergyNorth Inc. ..................        579,562        592,500
   100,000   Florida Progress Corp. ............      4,698,010      4,687,500
    55,000   Halliburton Co. ...................      1,201,188      2,595,312
    60,000   MCN Energy Group Inc. .............      1,440,680      1,282,500
    30,000   Northeast Utilities ...............        648,375        652,500
    80,000   Pennzoil-Quaker State Co.+ ........      1,478,490        965,000
    15,000   St. Joseph Light &
               Power Co. .......................        310,677        315,000
     2,907   TotalFina Elf .....................        355,660        445,738
     5,000   Vastar Resources Inc. .............        354,812        410,625
                                                   ------------   ------------
                                                     43,797,189     57,616,278
                                                   ------------   ------------
             CABLE -- 3.2%
   515,000   Cablevision Systems Corp.,
               Cl. A+ ..........................      5,813,325     34,955,625
    40,000   Comcast Corp., Cl. A ..............        341,837      1,555,000
    90,000   Comcast Corp., Cl. A,
               Special .........................        797,342      3,645,000
    12,625   NTL Inc.+ .........................        680,066        755,922
    20,000   Shaw Communications Inc.,
               Cl. B ...........................         52,983        493,243
    80,000   Shaw Communications Inc.,
               Cl. B, Non-Voting+ ..............        329,198      1,975,000
   118,999   TeleWest Communications
               plc+ ............................        467,975        410,531
    27,000   UnitedGlobalCom Inc.,
               Cl. A+ ..........................      1,196,992      1,262,250
                                                    -----------   ------------
                                                      9,679,718     45,052,571
                                                    -----------   ------------
             HEALTH CARE -- 2.8%
    40,000   American Home
               Products Corp. ..................      1,929,781      2,350,000
    60,000   Amgen Inc.+ .......................        256,894      4,215,000
    10,000   AstraZeneca plc, London ...........        394,772        466,791
    35,146   AstraZeneca plc,
               Stockholm .......................      1,283,381      1,633,956
    26,000   Biogen Inc.+ ......................        181,025      1,677,000
    10,000   Bristol-Myers Squibb Co. ..........        545,500        582,500
    50,000   Glaxo Wellcome plc ................      1,009,390      1,457,872


                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                             ------        -------
     4,000   Glaxo Wellcome plc, ADR                 $  216,096    $   231,250
    40,294   Life Technologies Inc.                   1,576,263      2,054,994
     1,150   Novartis AG .......................      1,431,247      1,821,559
   108,000   Novartis AG, Registered ...........        970,641      4,178,250
    45,000   Pfizer Inc. .......................        240,750      2,160,000
       140   Roche Holding AG ..................      1,332,861      1,362,798
    20,000   Sanofi Synthelabo SA ..............        967,750        952,840
   140,000   Shared Medical
               Systems Corp. ...................     10,137,316     10,211,250
    55,000   SmithKline Beecham plc ............        807,987        719,857
    14,000   Takeda Chemical
               Industries Ltd. .................        809,212        918,422
    70,000   Wesley Jessen
               VisionCare Inc.+ ................      2,594,065      2,629,375
                                                   ------------   ------------
                                                     26,684,931     39,623,714
                                                    -----------   ------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.8%
    60,000   Arvin Industries Inc. .............      2,242,888      1,042,500
    25,302   Borg-Warner Automotive
               Inc. ............................      1,125,246        888,733
   295,000   Dana Corp. ........................     11,059,278      6,250,312
    75,000   Delphi Automotive
               Systems Corp.+ (c) ..............        835,469      1,092,187
    40,000   Federal-Mogul Corp. ...............        787,938        382,500
   255,000   GenCorp Inc. ......................      2,433,673      2,040,000
   270,000   Genuine Parts Co. .................      7,208,450      5,400,000
   117,000   Johnson Controls Inc. .............      2,017,008      6,003,562
    49,167   Midas Inc. ........................        746,806        983,340
   330,000   Modine Manufacturing Co. ..........      4,284,009      8,910,000
    80,000   Scheib (Earl) Inc.+ ...............        749,281        257,500
     1,000   SPX Corp. .........................         13,487        120,937
   163,000   Standard Motor Products Inc.             1,748,388      1,385,500
    70,000   Superior Industries
               International Inc. ..............      1,819,682      1,802,500
   160,000   Tenneco Automotive Inc. ...........      2,273,638        840,000
   110,000   TransPro Inc. .....................        988,933        556,875
     1,571   Visteon Corp.+ ....................         25,504         19,050
    60,000   Wynn's International Inc. .........        674,354      1,361,250
                                                   ------------   ------------
                                                     41,034,032     39,336,746
                                                    -----------   ------------
             DIVERSIFIED INDUSTRIAL -- 2.7%
   195,000   Ampco-Pittsburgh Corp. ............      2,627,873      2,169,375
    22,000   Cooper Industries Inc. ............        888,457        716,375
   135,000   Crane Co. .........................      1,537,227      3,282,187
   102,000   GATX Corp. ........................      1,533,375      3,468,000
   150,000   GenTek Inc. .......................      1,491,896      1,678,125
   100,000   Honeywell Inc. ....................      3,432,578      3,368,750
   120,000   ITT Industries Inc.+ ..............      3,677,361      3,645,000
   416,300   Lamson & Sessions Co.+ ............      2,598,540      6,374,594
   120,000   National Service Industries
               Inc. ............................      2,755,529      2,340,000


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                             ------        -------
             COMMON STOCKS (CONTINUED)
             DIVERSIFIED INDUSTRIAL (CONTINUED)
    73,715   Park-Ohio Holdings Corp.+ ............  $  945,987    $   635,792
    75,000   Thomas Industries Inc. ...............     769,882      1,326,562
    27,000   TI Group plc .........................     223,040        145,439
    50,000   Trinity Industries Inc. ..............     945,000        925,000
   187,000   Tyco International Ltd. ..............   5,965,560      8,859,125
                                                    -----------   ------------
                                                     29,392,305     38,934,324
                                                    -----------   ------------
             RETAIL -- 1.6%
   195,000   Albertson's Inc. .....................   5,770,992      6,483,750
   360,000   AutoNation Inc.+ .....................   5,358,190      2,542,500
    19,000   Coldwater Creek Inc.+ ................     369,251        572,375
    70,000   Delhaize America Inc.,
               Cl. A ..............................   2,012,145      1,238,125
    20,000   Gerald Stevens Inc.+ .................     240,000         28,750
    20,000   Hannaford Bros. Co. ..................   1,433,896      1,437,500
   100,000   Lillian Vernon Corp. .................   1,362,258      1,050,000
   350,000   Neiman Marcus Group
               Inc., Cl. B+ .......................   8,521,973      9,712,500
                                                   ------------   ------------
                                                     25,068,705     23,065,500
                                                   ------------   ------------
             HOTELS AND GAMING -- 1.6
   120,000   Aztar Corp.+ .........................     843,207      1,860,000
    90,000   Boca Resorts Inc., Cl. A+ ............     787,000        888,750
   190,000   Gaylord Entertainment Co. ............   5,007,832      4,085,000
     5,000   GTECH Holdings Corp.+ ................      86,269        113,438
 1,045,000   Hilton Group plc .....................   3,273,996      3,668,359
   700,000   Hilton Hotels Corp. ..................   8,480,737      6,562,500
     5,000   MGM Grand Inc. .......................      97,036        160,625
   430,000   Park Place
               Entertainment Corp.+ ...............   2,424,893      5,240,625
                                                   ------------   ------------
                                                     21,000,970     22,579,297
                                                   ------------   ------------
             PAPER AND FOREST PRODUCTS -- 1.5%
   260,000   Greif Bros. Corp., Cl. A .............   4,845,131      7,995,000
     3,400   Greif Bros. Corp., Cl. B .............      69,825        105,400
   650,000   Pactiv Corp.+ ........................  16,386,954      5,118,750
   253,000   St. Joe Co. ..........................   2,838,193      7,590,000
                                                   ------------   ------------
                                                     24,140,103     20,809,150
                                                   ------------   ------------
             SPECIALTY CHEMICALS -- 1.2%
     5,400   Ciba Specialty Chemicals,
               ADR+ (b) ...........................      21,140        168,535
    50,000   Dexter Corp. .........................   1,633,246      2,400,000
    10,000   du Pont de Nemours
               (E.I.) & Co. .......................     327,500        437,500
   315,000   Ferro Corp. ..........................   5,692,776      6,615,000
    10,000   Fuller (H.B.) Co. ....................     396,969        455,625



                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                             ------        -------
    105,000  General Chemical
               Group Inc. ...................      $    348,186   $     72,188
    210,000  Omnova Solutions Inc. ..........         1,767,940      1,312,500
    115,000  Rohm & Haas Co. ................         4,033,507      3,967,500
    105,000  Sybron Chemicals Inc.+ .........         2,249,913      2,296,875
                                                   ------------   ------------
                                                     16,471,177     17,725,723
                                                   ------------   ------------
             COMMUNICATIONS EQUIPMENT -- 1.0%
    290,000  Allen Telecom Inc.+ ............         2,191,166      5,129,375
     83,340  Dynatech Corp.+ ................           314,484      1,510,537
     17,000  Furukawa Electric Co. Ltd. .....           277,193        354,918
     40,000  Lucent Technologies Inc. .......           442,339      2,370,000
     24,000  Motorola Inc. ..................           150,168        697,500
     22,000  Nokia Corp., Cl. A, ADR ........           627,321      1,098,625
     44,000  Scientific-Atlanta Inc. ........           355,750      3,278,000
                                                   ------------   ------------
                                                      4,358,421     14,438,955
                                                   ------------   ------------
             BUSINESS SERVICES -- 0.8%
    100,000  Cendant Corp.+ .................         1,994,908      1,400,000
      1,500  CheckFree Holdings Corp.+                   13,560         77,344
     70,000  IMS Health Inc. ................         1,141,315      1,260,000
    100,000  Landauer Inc. ..................           647,252      1,556,250
     58,500  Nashua Corp.+ ..................           548,437        482,625
     50,000  Primark Corp. ..................         1,871,250      1,862,500
     10,833  Reuters Holdings plc, ADR ......           815,788      1,082,623
     13,000  Secom Co. Ltd. .................           813,097        949,621
    250,000  Securicor Group plc ............                 0        515,400
     30,900  Vivendi ........................         2,117,043      2,727,438
                                                   ------------   ------------
                                                      9,962,650     11,913,801
                                                    -----------   ------------
             SATELLITE -- 0.8%
   100,000   COMSAT Corp. ...................         2,641,248      2,468,750
    55,441   General Motors Corp.,
               Cl. H+ .......................         2,250,939      4,864,948
   150,000   Loral Space &
               Communications Ltd.+ .........         1,701,438      1,040,625
   340,000   TCI Satellite Entertainment
               Inc., Cl. A+ .................           900,012      2,953,750
                                                    -----------   ------------
                                                      7,493,637     11,328,073
                                                    -----------   ------------
             ELECTRONICS -- 0.7%
    43,000   Fujitsu Ltd. ...................         1,290,916      1,487,440
     3,000   Hitachi Ltd., ADR ..............           218,796        432,375
     3,000   Molex Inc., Cl. A ..............           115,188        105,000
     1,500   NEC Corp., ADR .................            43,625        237,750
    12,000   Philips Electronics NV .........           492,186        565,976
    40,000   Philips Electronics NV, ADR ....           100,439      1,900,000
     2,400   Rohm Co. Ltd. ..................           766,221        701,258
    16,000   Sony Corp. .....................         1,305,897      1,493,002


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                             ------        -------
             COMMON STOCKS (CONTINUED)
             ELECTRONICS (CONTINUED)
     32,000  Sony Corp., ADR .........              $   828,824   $ 3,018,000
     40,000  Thomas & Betts Corp. ....                  753,242       765,000
                                                    -----------   -----------
                                                      5,915,334    10,705,801

                                                    -----------   -----------
             REAL ESTATE -- 0.7%
    450,000  Catellus Development
               Corp.+ ................                6,751,839     6,750,000
     50,000  Cheung Kong
               (Holdings) Ltd. .......                  559,654       553,204
     44,000  Florida East Coast
               Industries Inc. .......                  523,108     1,760,000
     55,000  Griffin Land &
               Nurseries Inc.+ .......                  513,143       677,188
      4,753  HomeFed Corp.+ ..........                      851         3,327
                                                    -----------    -----------
                                                      8,348,595      9,743,719
                                                    -----------    -----------
             AUTOMOTIVE -- 0.7%
     12,000  Ford Motor Co. ..........                  612,096       516,000
    157,942  General Motors Corp. ....                4,799,093     9,170,507
                                                    -----------   -----------
                                                      5,411,189     9,686,507
                                                    -----------   -----------
             CONSUMER SERVICES -- 0.5%
     40,000  Loewen Group Inc. .......                   48,700        21,200
    510,000  Rollins Inc. ............                5,737,037     7,586,250
                                                    -----------   -----------
                                                      5,785,737     7,607,450
                                                    -----------   -----------
             AGRICULTURE -- 0.5%
    700,000  Archer-Daniels-Midland
               Co. (c) ...............               11,360,784     6,868,750
      5,000  Delta & Pine Land Co. ...                   84,396       125,312
                                                    -----------   -----------
                                                     11,445,180     6,994,062
                                                    -----------   -----------
             AVIATION: PARTS AND SERVICES -- 0.4%
    100,000  Curtiss-Wright Corp. ....                2,491,103     3,718,750
    115,000  Fairchild Corp., Cl. A+ .                1,514,398       560,625
    145,000  Hi-Shear Industries Inc.                 1,737,757       371,562
     30,000  Precision Castparts Corp.                1,059,862     1,357,500
                                                    -----------   -----------
                                                      6,803,120     6,008,437
                                                    -----------   -----------
             ENVIRONMENTAL SERVICES -- 0.4%
     50,000  Republic Services Inc.+ .                  632,322       800,000
    250,000  Waste Management Inc. ...                4,648,440     4,750,000
                                                    -----------   -----------
                                                      5,280,762     5,550,000
                                                    -----------   -----------
             AEROSPACE -- 0.4%
     82,000  Northrop Grumman Corp. ..                5,352,630     5,432,500
                                                    -----------   -----------


                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                             ------        -------
             BUILDING AND CONSTRUCTION -- 0.4%
    90,000   CRH plc ..................             $ 1,150,986  $  1,619,733
    32,222   Huttig Building
               Products Inc.+ .........                  81,163       132,916
    15,000   Martin Marietta
               Materials Inc. .........                 322,687       606,562
   150,000   Nortek Inc.+ .............               1,988,594     2,962,500
     5,000   Nortek Inc.,
               Special Common+ (a) ....                  72,155        97,187
                                                    -----------  ------------
                                                      3,615,585     5,418,898
                                                    -----------  ------------
             CLOSED-END FUNDS -- 0.3%
    59,000   Central European Equity
               Fund Inc. ..............                 740,735       870,250
    70,000   Dresdner RCM
               Europe Fund Inc. .......                 512,662     1,148,700
    25,000   France Growth Fund Inc. ..                 246,844       375,000
    40,250   Italy Fund Inc. ..........                 360,845       729,531
    68,000   New Germany Fund Inc. ....                 750,658       943,500
    45,942   Royce Value Trust Inc. ...                 519,501       625,960
                                                    -----------  ------------
                                                      3,131,245     4,692,941
                                                    -----------  ------------
             TRANSPORTATION -- 0.3%
    73,000   AMR Corp.+ ...............               1,415,510     1,929,938
    15,000   Kansas City Southern
               Industries Inc. ........                 484,941     1,330,313
    31,273   MIF Ltd.+ ................                 449,997       286,172
    25,000   Ryder System Inc. ........                 664,907       473,438
                                                    -----------  ------------
                                                      3,015,355     4,019,861
                                                    -----------  ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.2%
    10,000   Computer Associates
               International Inc. .....                 555,359       511,875
    25,000   Genuity Inc.+ ............                 231,791       228,906
     3,300   Obic Co. Ltd. ............                 419,600     1,493,002
    88,000   Tyler Technologies Inc. ..                 334,579       225,500
                                                    -----------  ------------
                                                      1,541,329     2,459,283
                                                    -----------  ------------
             METALS AND MINING -- 0.2%
     3,500   Anglogold Ltd. ...........                 168,824       142,889
    10,000   Anglogold Ltd., ADR ......                 226,750       205,625
   110,909   Antofagasta Holdings plc .                 654,678       593,231
    72,500   Harmony Gold Mining Co.
               Ltd. ...................                 347,738       400,700
    12,500   Harmony Gold Mining Co.
               Ltd., ADR ..............                  77,344        69,531
    38,000   Newmont Mining Corp. .....                 996,944       821,750
    20,000   Placer Dome Inc. .........                 225,856       191,250
                                                    -----------  ------------
                                                      2,698,134     2,424,976
                                                    -----------  ------------



                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)


                                                                      MARKET
    SHARES                                              COST          VALUE
    ------                                             ------        -------
             COMMON STOCKS (CONTINUED)
             EDUCATIONAL SERVICES -- 0.0%
    10,000   Benesse Corp. ............             $ 1,029,239  $     692,775
                                                    -----------  -------------
             COMPUTER HARDWARE -- 0.0%
    15,000   Xerox Corp. ..............                 352,625        311,250
                                                    -----------  -------------
             TOTAL COMMON
               STOCKS .................             789,558,756  1,348,788,984
                                                    -----------  -------------

             PREFERRED STOCKS -- 0.3%
             PUBLISHING -- 0.1%
    43,500   News Corp. Ltd., Pfd., ADR                 656,340      2,066,250
                                                    -----------  -------------
             BROADCASTING -- 0.1%
    10,000   ProSieben Media AG, Pfd. .                 568,909      1,250,722
                                                    -----------  -------------
             TELECOMMUNICATIONS -- 0.1%
    15,000   Citizens Communications Co.,
               5.00% Cv. Pfd. .........                 772,625      1,010,625
12,045,773   Telecomunicacoes de Sao
               Paulo SA (Telesp), Pfd.                  206,541        226,221
                                                    -----------  -------------
                                                        979,166      1,236,846
                                                    -----------  -------------
             WIRELESS COMMUNICATIONS -- 0.0%
10,760,547   Telesp Celular
               Participacoes SA, Pfd.+                   82,623        194,507
                                                    -----------  -------------
             TOTAL PREFERRED
               STOCKS .................               2,287,038      4,748,325
                                                    -----------  -------------
  PRINCIPAL
   AMOUNT
  ---------
             CORPORATE BONDS -- 0.2%
             AVIATION: PARTS AND SERVICES -- 0.1%
$  941,000   Kaman Corp.,
               Sub. Deb. Cv.
               6.00%, 03/15/12 ........                 888,033        801,026
                                                    -----------  -------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
 1,500,000   Standard Motor Products Inc.,
               Sub. Deb. Cv.
               6.75%, 07/15/09 ........               1,422,541        776,250
                                                    -----------  -------------
             PUBLISHING -- 0.0%
   200,000   News America Holdings Inc.,
               Sub. Deb. Cv.
               Zero Coupon, 03/31/02 ..                 175,222        464,000
                                                    -----------  -------------
             CONSUMER PRODUCTS -- 0.0%
 1,000,000   Pillowtex Corp.,
               Sub. Deb. Cv.
               6.00%, 03/15/12 ........                 387,250        310,000
                                                    -----------  -------------




  PRINCIPAL                                                           MARKET
    AMOUNT                                              COST          VALUE
    ------                                             ------        -------
              HOTELS AND GAMING -- 0.0%
   $200,000   Hilton Hotels Corp.,
                Sub. Deb. Cv.
               5.00%, 05/15/06 ........             $   154,907 $      159,000
                                                    ----------- --------------
             TOTAL CORPORATE
               BONDS ..................               3,027,953      2,510,276
                                                    ----------- --------------
   SHARES
  --------

             WARRANTS -- 0.0%
             FOOD AND BEVERAGE -- 0.0%
    62,463   Advantica Restaurant
               Group Inc. Warrants,
               expire 01/07/05+ .......                 105,603         13,664
                                                    ----------- --------------
  PRINCIPAL
   AMOUNT
   -------
             U.S. GOVERNMENT OBLIGATIONS -- 2.7%
$39,500,000  U.S. Treasury Bills,
               4.68% to 5.74%++,
               due 07/27/00 to 08/31/00              39,218,752     39,170,205
                                                    ----------- --------------
             REPURCHASE AGREEMENTS -- 2.2%
30,718,000   State Street Bank & Trust Co.,
               6.50%, dated 06/30/00,
               due 07/03/00, proceeds at
               maturity $30,734,639 (f)              30,718,000     30,718,000
                                                    ----------- --------------

  TOTAL INVESTMENTS -- 99.7% ..........            $864,916,102  1,425,949,454
                                                   ============

  OTHER ASSETS, LIABILITIES
    AND LIQUIDATION VALUE
    OF CUMULATIVE PREFERRED STOCK -- (9.1)%                       (130,423,040)

  NET ASSETS -- COMMON STOCK -- 90.6%
    (107,376,617 common shares outstanding)                      1,295,526,414
                                                                --------------

  NET ASSETS -- PREFERRED STOCK -- 9.4%
    (5,375,600 preferred shares outstanding)                       134,390,000
                                                                --------------
  TOTAL NET ASSETS -- 100.0% ..........                         $1,429,916,414
                                                                ==============

  NET ASSET VALUE PER COMMON SHARE
    ($1,295,526,414 / 107,376,617 shares outstanding)                   $12.07
                                                                        ======


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)


FORWARD FOREIGN EXCHANGE CONTRACTS

  PRINCIPAL                                         SETTLEMENT    UNREALIZED
   AMOUNT                                              DATE      DEPRECIATION
   -------                                          ----------   -------------
14,657,129 (g) Deliver Hong Kong Dollars
                 in exchange for
                 USD 1,881,352 ..................    08/24/00         $(20,602)
                                                                      ========

  FUTURES CONTRACTS -- SHORT POSITION

  NUMBER OF                                                       UNREALIZED
  CONTRACTS                                                       APPRECIATION
  ---------                                                       ------------
    310      S&P 500 Index Futures
               09/14/00 .........................                   $2,260,430
                                                                    ==========

-------------------------
        For Federal tax purposes:
          Aggregate cost .....................................    $864,916,102
                                                                  ============
          Gross unrealized appreciation ......................    $623,947,457
          Gross unrealized depreciation ......................     (62,914,105)
                                                                  ------------
          Net unrealized appreciation ........................    $561,033,352
                                                                  ============

-------------------------
(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of Rule 144A securities amounted to $168,535 or 0.0% of total net assets.
(c)   Security was pledged as collateral for futures contracts.
(d) At June 30, 2000, 1,520,000 shares were pledged as collateral for futures contracts.
(e) At June 30, 2000, 115,000 shares were pledged as collateral for futures contracts.
(f) Collateralized by U.S. Treasury Note, 6.125%, due 12/30/01, market value $31,332,550.
(g)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt
USD - United States Dollars
GDR - Global Depositary Receipt


                                                      % of
                                                      Market        Market
                                                      Value         Value
                                                     -------       -------
       GEOGRAPHIC DIVERSIFICATION
       United States ............................     79.7%     $1,136,564,979
       Europe ...................................     12.8         182,702,008
       Latin America ............................      3.1          43,773,066
       Asia/Pacific Rim .........................      2.4          34,476,878
       Canada ...................................      1.9          27,613,778
       South Africa .............................      0.1             818,745
                                                     ------     --------------
       Total Investments ........................    100.0%     $1,425,949,454
                                                     ======     ==============


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2000 (UNAUDITED)

ASSETS:
   Investments, at value (Cost $864,916,102) ..........     $1,425,949,454
   Cash and foreign currency, at value
      (Cost $5,676,875) ...............................          5,739,037
   Dividends and interest receivable ..................          1,762,194
   Receivable for investments sold ....................         14,318,090
   Variation margin ...................................            782,750
                                                            --------------
   TOTAL ASSETS .......................................      1,448,551,525
                                                            --------------
LIABILITIES:
   Payable for investments purchased ..................          9,888,443
   Dividends payable ..................................          6,572,663
   Payable for investment advisory fees ...............          1,685,203
   Unrealized depreciation on forward
      foreign exchange contracts ......................             20,602
   Payable for custodian fees .........................             73,050
   Other accrued expenses .............................            395,150
                                                            --------------
   TOTAL LIABILITIES ..................................         18,635,111
                                                            --------------
   NET ASSETS .........................................     $1,429,916,414
                                                            ==============
NET ASSETS CONSIST OF:
   Cumulative Preferred Stock (7.25%, $25.00
     liquidation value, $0.001 par value,
     8,000,000 shares authorized, 5,375,600
     shares issued and outstanding) ...................     $  134,390,000
   Trust shares, at par value .........................            107,377
   Additional paid-in capital .........................        662,980,799
   Accumulated net realized gain on
      investments, futures contracts and
      foreign currency transactions ...................         69,128,090
   Net unrealized appreciation on investments, futures
      contracts and foreign currency transactions .....        563,310,148
                                                            --------------
   TOTAL NET ASSETS ...................................     $1,429,916,414
                                                            ==============
   NET ASSET VALUE
      ($1,295,526,414 / 107,376,617 shares
      outstanding; 200,000,000 shares
      authorized of $0.001 par value) .................             $12.07
                                                                    ======

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $145,122) .......     $    8,334,815
   Interest ...........................................          2,177,196
                                                            --------------
   TOTAL INVESTMENT INCOME ............................         10,512,011
                                                            --------------
EXPENSES:
   Investment advisory fees ...........................          7,322,507
   Legal and audit fees ...............................            371,664
   Shareholder communications expenses ................            138,275
   Shareholder services fees ..........................            128,681
   Payroll expenses ...................................             89,057
   Custodian fees .....................................             74,408
   Directors' fees ....................................             64,817
   Miscellaneous expenses .............................             64,478
                                                            --------------
   TOTAL EXPENSES .....................................          8,253,887
                                                            --------------
   NET INVESTMENT INCOME ..............................          2,258,124
                                                            --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FUTURES CONTRACTS
   AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on investments ...................        126,899,631
   Net realized gain on foreign currency transactions .              5,868
   Net realized loss on futures contracts .............           (755,971)
                                                            --------------
   Net realized gain on investments, futures
      contracts and foreign currency transactions .....        126,149,528
                                                            --------------
   Net change in unrealized appreciation on
      investments, futures contracts and foreign
      currency transactions ...........................       (139,035,194)
                                                            --------------
   NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS, FUTURES CONTRACTS AND
      FOREIGN CURRENCY TRANSACTIONS ...................        (12,885,666)
                                                            --------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .................................       $(10,627,542)
                                                            ==============


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED
                                                                              JUNE 30, 2000          YEAR ENDED
                                                                               (UNAUDITED)        DECEMBER 31, 1999
                                                                               ---------          -----------------
OPERATIONS:
   Net investment income ................................................    $  2,258,124          $   4,337,238
   Net realized gain on investments, futures contracts and foreign
      currency transactions .............................................     126,149,528            133,912,661
   Net change in unrealized appreciation on investments, futures contracts
      and foreign currency transactions .................................    (139,035,194)           212,400,838
                                                                           --------------          -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......     (10,627,542)           350,650,737
                                                                           --------------          -------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ................................................      (2,082,622)            (3,195,371)(a)
   Net realized gain on investments, futures contracts and foreign
     currency transactions ..............................................     (55,900,479)          (128,585,766)(a)
   Paid-in capital ......................................................              --            (72,433,677)(a)
                                                                           --------------          -------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .....................     (57,983,101)          (204,214,814)
                                                                           --------------          -------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ................................................        (175,502)              (235,810)
   Net realized gain on investments, futures contracts and foreign
     currency transactions ..............................................      (4,699,307)            (9,545,528)
                                                                           --------------          -------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ..................      (4,874,809)            (9,781,338)
                                                                           --------------          -------------
TRUST SHARE TRANSACTIONS:
   Net increase in net assets from Equity Trust share transactions ......              --             15,103,360
   Net decrease from repurchase of preferred stock ......................        (239,229)              (306,572)
                                                                           --------------          -------------
   NET INCREASE IN NET ASSETS ...........................................     (73,724,681)          (151,451,373)
NET ASSETS:
   Beginning of period ..................................................   1,503,641,095          1,352,189,722
                                                                           --------------          -------------
   End of period ........................................................  $1,429,916,414         $1,503,641,095
                                                                           ==============         ==============

   (a)A distribution of $79,587,260 for The Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in-capital were $1,091,937, $7,908,851, $36,310,892 and
      $34,275,580, respectively.

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITYTRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Equity Trust Inc. ("Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, LLC (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Equity Trust may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. The Equity Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Equity Trust in each agreement. The Equity Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Equity Trust may be delayed or limited.

                          THE GABELLI EQUITYTRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      FUTURES CONTRACTS. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Equity Trust recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

                          THE GABELLI EQUITYTRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, timing differences and differing characterization of distributions made by the Equity Trust. Distributions to shareholders of the Equity Trust's 7.25% Tax Advantaged Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

      PROVISION FOR INCOME TAXES. The Equity Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Equity Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Equity Trust intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Equity Trust's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Equity Trust is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Equity Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Equity Trust's portfolio and oversees the administration of all aspects of the Equity Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Equity Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the six months ended June 30, 2000, the Equity Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

      During the six months ended June 30, 2000, Gabelli & Company, Inc. and its affiliates received $287,916 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the six months ended June 30, 2000 aggregated $220,436,142 and $310,888,824, respectively.

                          THE GABELLI EQUITYTRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

5. CAPITAL. The Articles of Incorporation, dated May 19, 1986, permit the Equity Trust to issue 200,000,000 shares of common stock (par value $0.001).

      Transactions in capital stock were as follows:

                                                SIX MONTHS ENDED                      YEAR ENDED
                                            JUNE 30, 2000 (UNAUDITED)              DECEMBER 31, 1999
                                         -----------------------------        -------------------------
                                              Shares        Amount              Shares        Amount
                                           ---------------------------        ----------    -----------
Shares issued upon reinvestment
  of dividends and distributions ......           --        $   --             1,260,270    $15,103,360
                                           ---------        ------             ---------    -----------
Net increase ..........................           --        $   --             1,260,270    $15,103,360
                                           =========        ======             =========    ===========

      The Equity Trust's Articles of Incorporation authorize the issuance of up to 8,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Equity Trust is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 9, 2003 and thereafter, the Equity Trust, at its option, may redeem the Cumulative Preferred Stock in whole or in part at the redemption price. During the six months ended June 30, 2000, the Equity Trust repurchased 10,800 shares of Cumulative Preferred Stock at a cost of $239,229 and at an average price of $22.151 per share. During the year ended December 31, 1999, the Equity Trust repurchased 13,600 shares of Cumulative Preferred Stock at a cost of $306,572 and at an average price of $22.542 per share. At June 30, 2000, 5,375,600 shares of the Cumulative Preferred Stock were outstanding at the fixed dividend rate of 7.25 percent per share and accrued dividends amounted to $135,323. The income received on the Equity Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the Investment Company Act of 1940 requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

                          THE GABELLI EQUITYTRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN EQUITY TRUST COMMON
SHARE OUTSTANDING THROUGHOUT EACH PERIOD:    SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2000(A) -------------------------------------------------------------
OPERATING PERFORMANCE:                         (UNAUDITED)     1999(A)         1998(A)       1997(A)     1996(A)    1995(A)
                                               -----------    -------         -------        ------     -------     ------
   Net asset value, beginning of period ...  $    12.75     $    11.47      $    11.56    $     9.77    $   9.95    $   9.46
                                             ----------     ----------      ----------    ----------    --------    --------
   Net investment income ..................        0.02           0.04            0.07          0.08        0.11        0.13
   Net realized and unrealized gain (loss)
     on investments .......................       (0.12)          3.25            1.09          2.75        0.71        1.74
                                             ----------     ----------      ----------    ----------    --------    --------
   Total from investment operations .......       (0.10)          3.29            1.16          2.83        0.82        1.87
                                             ----------     ----------      ----------    ----------    --------    --------
   Decrease in net asset value from
     Equity Trust share transactions ......          --             --              --            --          --       (0.37)
   Offering expenses charged to capital surplus      --             --           (0.04)           --          --       (0.01)
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ..................       (0.02)         (0.03)(c)       (0.06)        (0.08)      (0.11)      (0.13)(b)
   In excess of net investment income .....          --             --              --         (0.00)(d)      --          --
   Net realized gain on investments .......       (0.52)         (1.21)(c)       (1.10)        (0.92)      (0.78)      (0.47)(b)
   In excess of net realized gain on investments     --             --              --         (0.01)      (0.00)(d)   (0.02)
   Paid-in capital ........................          --          (0.68)(c)          --         (0.03)      (0.11)      (0.38)(b)
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ..................       (0.00)(d)      (0.00)(d)       (0.00)(d)        --          --          --
   Net realized gain on investments .......       (0.04)         (0.09)          (0.05)           --          --          --
                                             ----------     ----------      ----------    ----------    --------    --------
   Total distributions ....................       (0.58)         (2.01)          (1.21)        (1.04)      (1.00)      (1.00)
                                             ----------     ----------      ----------    ----------    --------    --------
   NET ASSET VALUE, END OF PERIOD .........  $    12.07     $    12.75      $    11.47    $    11.56  $     9.77    $   9.95
                                             ==========     ==========      ==========    ==========  ==========    ========
   Market value, end of period ............  $    12.19     $    12.56      $    11.56    $    11.69  $     9.38    $    9.38
                                             ==========     ==========      ==========    ==========  ==========    ========
   Net asset value total return++ .........       (1.06)%        29.49%           9.55%        30.46%       9.00%      20.60%
                                             ==========     ==========      ==========    ==========  ==========    ========
   Total investment return+ ...............        1.39%         26.57%           9.23%        37.46%      11.00%      11.70%
                                             ==========     ==========      ==========    ==========  ==========    ========
RATIOS TO  AVERAGE NET ASSETS AVAILABLE
   TO COMMON STOCK SHAREHOLDERS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...  $1,429,916     $1,503,641      $1,352,190    $1,210,570  $1,015,437  $1,034,091
   Net assets attributable to common shares,
     end of period (in 000's) .............  $1,295,526     $1,368,981      $1,217,190    $1,210,570  $1,015,437  $1,034,091
   Ratio of net investment income to average
     net assets attributable to common stock       0.34%(g)       0.34%           0.60%         0.76%       1.07%       1.26%
   Ratio of operating expenses to average
     net assets attributable to common stock       1.25%(g)       1.27%           1.15%         1.14%       1.18%       1.21%
   Ratio of operating expenses to average
     total net assets (f) .................        1.13%(g)       1.15%           1.09%         1.14%       1.18%       1.21%
   Portfolio turnover rate ................        15.7%          38.0%           39.8%         39.2%       18.9%       25.1%
   PREFERRED STOCK:
   Liquidation value, end of period
     (in 000's)                               $ 134,390       $134,660      $  135,000            --          --          --
   Total shares outstanding (in 000's) ....       5,376          5,386           5,400            --          --          --
   Asset coverage .........................       1,064%         1,117%          1,001%           --          --          --
   Liquidation preference per share .......   $   25.00 $        25.00      $    25.00            --          --          --
   Average market value (e) ...............   $   22.19 $        24.43      $    25.63            --          --          --

--------------------------
+ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
++ Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) A distribution equivalent to $0.75 per share for The Gabelli Global Multimedia Trust Inc. spin-off from net investment income, realized short-term gains, and paid-in-capital were $0.064, $0.031, and $0.655, respectively.
(c) A distribution equivalent to $0.75 per share for the Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in-capital were $0.01029, $0.07453, $0.34218 and $0.32300, respectively.
(d) Amount represents less than $0.005 per share.
(e) Based on weekly prices.
(f) Amounts are attributable to both common and preferred stock assets. Prior to 1998, there was no preferred stock outstanding.
(g) Annualized.

                 See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Carter W. Austin
  VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

STOCK EXCHANGE LISTING

                            Common          7.25% Preferred
                            ------          ---------------
NYSE-Symbol:                 GAB                 GAB Pr
Shares Outstanding:       10,376,617            5,375,600

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet
homepage at: HTTP://WWW.GABELLI.COM
or e-mail us at: closedend@gabelli.com
-------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000

                                                                     GBFCM 06/00